AMENDMENT NO. 3 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                   Allianz Life Insurance Company of New York

         THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and Allianz Life Insurance Company of New York (the "Company").

         WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of October 1, 2003, as may be amended from time to time (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust"), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

         WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain Funds and updating certain variable life or variable annuity insurance contracts covered by the Agreement.

         NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of July 31, 2007.

                  ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

                  By: /S/ STEWART D. GREGG
                  Name: Stewart D. Gregg
                  Title:  Senior Securities Counsel

                  FRANKLIN TEMPLETON SERVICES, LLC

                  By: /S/ THOMAS REGNER
                  Name:  Thomas Regner
                  Title:  Vice President

Allianz NY ASA Amd #3 2007-7-16.doc

                                   SCHEDULE B

                         ADMINISTRATIVE EXPENSE PAYMENT

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                                                                                          BEGINNING OF
                                                                                                           PERIOD FOR
   #                     PRODUCT NAME/                                                                    COMPUTATION
            COMPANY       1933 ACT NO.                    FUNDS OF THE TRUST                   FEE RATE      OF FEE
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
1.       Allianz Life    Allianz         CLASS 2 SHARES:                                        0.20%       10/01/03
         Insurance       Advantage       Franklin Global Communications Securities Fund
         Company of      333-19699       Franklin Growth and Income Securities Fund
         New York                        Franklin High Income Securities Fund
                                         Franklin Income Securities Fund
                                         Franklin Large Cap Growth Securities
                                         Fund Franklin Global Real Estate
                                         Securities Fund Franklin Rising
                                         Dividends Securities Fund Franklin
                                         Small Cap Value Securities Fund
                                         Franklin Small-Mid Cap Growth
                                         Securities Fund Franklin U.S.
                                         Government Fund Mutual Discovery
                                         Securities Fund Mutual Shares
                                         Securities Fund Templeton Developing
                                         Markets Securities Fund Templeton
                                         Foreign Securities Fund Templeton
                                         Growth Securities Fund
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Franklin Zero Coupon Fund 2010 - Class 1               0.10%       10/01/03

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Templeton Global Income Securities Fund - Class 2      0.20%       05/01/07

                                         Franklin Templeton VIP Founding Funds Allocation       0.20%       09/21/07
                                         Fund - Class 2

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
2.       Allianz Life    Valuemark II    CLASS 1 SHARES:                                        0.10%       10/01/03
         Insurance       33-26646        Franklin Global Communications Securities Fund
         Company of                      Franklin Growth and Income Securities Fund
         New York                        Franklin High Income Securities Fund
                                         Franklin Income Securities Fund
                                         Franklin Large Cap Growth Securities
                                         Fund Franklin Global Real Estate
                                         Securities Fund Franklin Rising
                                         Dividends Securities Fund Franklin
                                         Small-Mid Cap Growth Securities Fund
                                         Franklin Small Cap Value Securities
                                         Fund Franklin U.S. Government Fund
                                         Franklin Zero Coupon Fund 2010 Mutual
                                         Discovery Securities Fund Mutual Shares
                                         Securities Fund Templeton Developing
                                         Markets Securities Fund Templeton
                                         Foreign Securities Fund Templeton
                                         Growth Securities Fund

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------

                                       2

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                                                                                          BEGINNING OF
                                                                                                           PERIOD FOR
   #                     PRODUCT NAME/                                                                    COMPUTATION
            COMPANY       1933 ACT NO.                    FUNDS OF THE TRUST                   FEE RATE      OF FEE
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                         Valuemark II    Franklin Money Market Fund - Class 1*                  0.05%       10/01/03
                         (cont'd)
                         33-26646
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Templeton Global Income Securities Fund, Class 1       0.10%       05/01/07

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
3.       Allianz Life    Valuemark IV    CLASS 1 SHARES:                                        0.10%       10/01/03
         Insurance       333-19699       Franklin Global Communications Securities Fund
         Company of                      Franklin Growth and Income Securities Fund
         New York                        Franklin High Income Securities Fund
                                         Franklin Income Securities Fund
                                         Franklin Large Cap Growth Securities
                                         Fund Franklin Global Real Estate
                                         Securities Fund Franklin Rising
                                         Dividends Securities Fund Franklin
                                         Small-Mid Cap Growth Securities Fund
                                         Franklin Small Cap Value Securities
                                         Fund Franklin U.S. Government Fund
                                         Franklin Zero Coupon Fund 2010 Mutual
                                         Discovery Securities Fund Mutual Shares
                                         Securities Fund Templeton Developing
                                         Markets Securities Fund Templeton
                                         Foreign Securities Fund Templeton
                                         Growth Securities Fund
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Franklin Money Market Fund - Class 1*                  0.05%       10/01/03
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Templeton Global Income Securities Fund, Class 1       0.10%       05/01/07
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
4.       Allianz Life    Allianz         CLASS 2 SHARES:                                        0.20%       10/1/03
         Insurance       Opportunity     Franklin Global Communications Securities Fund
         Company of      333-75718       Franklin Growth and Income Securities Fund
         New York                        Franklin High Income Securities Fund
                                         Franklin Income Securities Fund
                                         Franklin Large Cap Growth Securities
                                         Fund Franklin Global Real Estate
                                         Securities Fund Franklin Rising
                                         Dividends Securities Fund Franklin
                                         Small-Mid Cap Growth Securities Fund
                                         Franklin Small Cap Value Securities
                                         Fund Franklin U.S. Government Fund
                                         Mutual Discovery Securities Fund Mutual
                                         Shares Securities Fund Templeton
                                         Developing Markets Securities Fund
                                         Templeton Foreign Securities Fund
                                         Templeton Growth Securities Fund
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Franklin Zero Coupon Fund 2010 - Class 1               0.10%       10/1/03
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Templeton Global Income Securities Fund - Class 2      0.20%       05/01/07
                                         Franklin Templeton VIP Founding Funds Allocation       0.20%       09/21/07
                                         Fund - Class 2
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
* This Fund is closed to new investors as of 5/1/04.

                                       3

                                                                                                          BEGINNING OF
                                                                                                           PERIOD FOR
   #                     PRODUCT NAME/                                                                    COMPUTATION
            COMPANY       1933 ACT NO.                    FUNDS OF THE TRUST                   FEE RATE      OF FEE
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
5.       Allianz Life    Allianz         CLASS 2 SHARES:                                        0.20%       10/1/03
         Insurance       Charter II      Franklin Global Communications Securities Fund
         Company of      333-105274      Franklin Growth and Income Securities Fund
         New York                        Franklin High Income Securities Fund
                                         Franklin Income Securities Fund
                                         Franklin Large Cap Growth Securities
                                         Fund Franklin Global Real Estate
                                         Securities Fund Franklin Rising
                                         Dividends Securities Fund Franklin
                                         Small-Mid Cap Growth Securities Fund
                                         Franklin Small Cap Value Securities
                                         Fund Franklin U.S. Government Fund
                                         Mutual Discovery Securities Fund Mutual
                                         Shares Securities Fund Templeton
                                         Developing Markets Securities Fund
                                         Templeton Foreign Securities Fund
                                         Templeton Growth Securities Fund

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Franklin Zero Coupon Fund 2010 - Class 1               0.10%       10/1/03

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Templeton Global Income Securities Fund - Class 2      0.20%       05/01/07

                                         Franklin Templeton VIP Founding Funds Allocation       0.20%       09/21/07
                                         Fund - Class 2

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
6.       Allianz Life    Allianz High    CLASS 2 SHARES:                                        0.20%       05/01/07
         Insurance       Five NY         Franklin Global Communications Securities Fund
         Company of      333-124767      Franklin Growth and Income Securities Fund
         New York                        Franklin High Income Securities Fund
                                         Franklin Income Securities Fund
                                         Franklin Large Cap Growth Securities Fund
                                         Franklin Templeton VIP Founding Funds Allocation
                                         Fund
                                         Franklin U.S. Government  Fund
                                         Mutual Discovery Securities Fund
                                         Mutual Shares Securities Fund
                                         Templeton Foreign Securities Fund
                                         Templeton Global Income Securities Fund
                                         Templeton Growth Securities Fund

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
-------- --------------- --------------- ----------------------------------------------------- --------- ---------------
                                         Franklin Zero Coupon Fund 2010 - Class 1               0.10%       05/01/07

-------- --------------- --------------- ----------------------------------------------------- --------- ---------------

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